UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – August 6, 2013

IEC ELECTRONICS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-6508	13-3458955
(Commission File Number)	(IRS Employer Identification No.)

105 Norton Street, Newark, New York 14513

(Address of principal executive offices)(Zip code )

(315) 331-7742

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1	Registrant’s Business and Operations
Item 1.01	Entry into a Material Definitive Agreement

On August 6, 2013, IEC Electronics Corp. (the “Company”) and Manufacturers and Traders Trust Company (“M&T”) entered into a Second Amendment to Fourth Amended and Restated Credit Facility Agreement (the “Second Amendment”), which amended the Fourth Amended and Restated Credit Facility Agreement between M&T and the Company (a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed January 25, 2013) as previously amended by the First Amendment to Fourth Amended and Restated Credit Facility Agreement (the “First Amendment,” a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 20, 2013) (collectively, the “2013 Credit Agreement”). Pursuant to the Second Amendment, M&T agreed to waive events of default arising from the Company’s non-compliance with covenants related to the Debt to EBITDARS Ratio and Fixed Charge Coverage Ratio (each as defined in the 2013 Credit Agreement) during the fiscal quarter ended June 28, 2013. In addition, the Second Amendment modified the covenant requiring the Company to maintain a specified Debt to EBITDARS Ratio for future fiscal quarters as follows:

Debt to EBITDARS:

2013 Credit Agreement, as modified by the First Amendment:

6/28/2013 through and including 12/27/2013	< 3.25 to 1.00
12/28/2013 through and including 3/28/2014	<3.00 to 1.00
3/29/2014 and thereafter	< 2.75 to 1.00

2013 Credit Agreement, as modified by the Second Amendment:

6/28/2013 through and including 12/27/2013	< 3.50 to 1.00
12/28/2013 through and including 3/28/2014	<3.00 to 1.00
3/29/2014 and thereafter	< 2.75 to 1.00

Two definitions used in the calculation of financial covenants were modified in the Second Amendment, including: (i) the definition of Net Income, to add back, through the fiscal quarter ending June 27, 2014, up to $1,100,000 of legal and accounting fees associated with the restatement, and (ii) the definition of Interest Expense as related to Rate Management Transactions (defined in the Credit Agreement), to be “the net cash cost or benefit associated with Rate Management Transactions net cash benefit or loss”. Additionally, the range of the Company’s then Debt to EBITDARS Ratio used to establish the applicable interest rates for the Revolver and Albuquerque Mortgage Loans, and the unused fee applicable to the Revolver, on each quarterly adjustment date after June 28, 2013, was changed from a range of 0.75:1.00 to 2.75:1.00, to a range of 1.25:1.00 to 3.25:1.00. The range of applicable interest rate margins based on such ratio was modified with respect to the Revolver from a range of 1.75% to 3.00% above LIBOR, to a range of 2.00% to 3.50% above LIBOR, and with respect to the Albuquerque Mortgage Loan from a range of 2.00% to 3.25% above LIBOR, to a range of 2.25% to 3.75% above LIBOR. The range of applicable unused fee was changed from a range of 0.125% to 0.500% to a range of 0.250% to 0.500%.

Except as so waived and as modified by the Second Amendment, the 2013 Credit Agreement remains unchanged. The foregoing description of the Second Amendment is a summary of the terms of the Second Amendment, and is qualified in its entirety by the text of the Second Amendment itself, a copy of which is being filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Section 2	Financial Information
Item 2.02	Results of Operations and Financial Condition

On August 8, 2013, the Company issued a press release announcing its financial results for the third fiscal quarter ended June 28, 2013. A copy of the press release is furnished as Exhibit 99.1 to this report.

The press release attached as Exhibit 99.1 references EBITDA and EBITDA per Share, which are non-GAAP financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP, Net Income and Diluted Earnings per Share, respectively, is provided in the attachment to the release, included in Exhibit 99.1.

These non-GAAP financial measures should not be considered in isolation; they are in addition to, and are not a substitute for, financial measures under GAAP, or as a measure of the Company’s profitability or liquidity. EBITDA and EBITDA per share may be different from non-GAAP financial measures used by other companies, and may not be comparable to similarly titled measures reported by other companies. Further, the Company may utilize other measures to illustrate performance in the future. Non-GAAP financial measures have limitations since they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP.

The Company defines EBITDA as earnings before interest, taxes, depreciation and amortization. EBITDA per share presents EBITDA on a diluted per share basis. EBITDA does not take into account working capital requirements, capital expenditures, debt service requirements and other commitments, and accordingly, EBITDA is not necessarily indicative of amounts that may be available for discretionary use. Although per share EBITDA does not directly depict the amount that accrues to stockholder benefit, the Company views EBITDA as a useful measure of operating performance given the Company’s large net operating loss carryforward (NOL). Additionally, the Company presents EBITDA as a supplemental measure because: (i) it is a basis upon which the Company assesses its liquidity position and performance; (ii) the Company believes that investors will find the data useful in assessing its ability to service and/or incur indebtedness; and (iii) certain covenants in the Company’s credit facilities are tied to similar measures. The Company believes that EBITDA, when considered with both the Company’s GAAP results and the reconciliation to net income, provides a more complete understanding of the Company’s business than could be obtained absent this disclosure.

Section 9	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1	Second Amendment to Fourth Amended and Restated Credit Facility Agreement
Exhibit 99.1	Press Release issued by IEC Electronics Corp. on August 8, 2013

This release contains certain statements that are, or may be deemed to be, forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934, and are made in reliance upon the protections provided by such Acts for forward-looking statements. These forward-looking statements (such as when the Company describes what it “expects,” “anticipates” or “estimates” will occur, and other similar statements) include, but are not limited to, all statements that are not based on historical fact, but rather reflect the Company’s current expectations concerning future results and events. The ultimate correctness of these forward-looking statements is dependent upon a number of known and unknown risks and events and is subject to various uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be different from any future results, performance or achievements expressed or implied by these statements. Specific risks and uncertainties include, but are not limited to, those set forth in the “Risk Factors” section of the Company’s latest Annual Report on Form 10-K/A and subsequent Quarterly Reports on Forms 10-Q/A and 10-Q. Additional risks and uncertainties resulting from the restatement of our financial statements included in the Company’s Quarterly Report on Form 10 Q/A for the quarter ended December 28, 2012 and its Annual Report on Form 10-K/A for the fiscal year ended September 30, 2012 could, among others, (i) cause the Company to incur substantial additional legal, accounting and other expenses, (ii) result in additional shareholder, governmental or other actions, (iii) cause the Company’s customers, including the government contractors with which it deals, to lose confidence in it or cause a default under its contractual arrangements, (iv) cause a default under the Company’s arrangements with M&T Bank with respect to which, if the Bank chooses to exercise its remedies, the Company may not be able to obtain replacement financing or continue its operations, (v) result in delisting of the Company’s stock from the Exchange if the Company fails to meet any Exchange listing standard, or fails to comply with its listing agreement with the Exchange, during the twelve months ending July 9, 2014 or (vi) result in additional failures of the Company’s internal controls if the Company’s remediation efforts are not effective. Any one or more of such risks and uncertainties could have a material adverse effect on the Company or the value of its common stock.

3

The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise.

The information in Section 9.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Neither the filing or furnishing of any exhibit to this report nor the inclusion in such exhibit of a reference to the Company’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such address into this report. The information available at the Company’s Internet address is not part of this report.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEC Electronics Corp.
(Registrant)

Date: August 8, 2013	By:	/s/ Vincent A. Leo
Vincent A. Leo
Chief Financial Officer

5